LONG TERM CONVERTIBLE DEBT	12 Months Ended
Dec. 31, 2013
Long Term Convertible Debt Disclosure [Abstract]
Long Term Convertible Debt Disclosure [Text Block]
NOTE 9:- LONG TERM CONVERTIBLE DEBT

Long – term convertible debt issued by the Company was as follows as of the dates listed below:

	Interest	December 31,
	rate	2013	2012
Convertible debt:
Par	7.5%	$—	$345
Deemed premium, net *		—	7
Reclassification to current liabilities		—	352
		$—	$—

*	Amortization of the deemed premium added to income was $15 for 2012 and $7 for 2013.

The convertible debt owed to LibertyView carried interest at a rate of 7.5%, payable quarterly, was due on August 3, 2013 and was convertible into the Company’s Ordinary Shares at the discretion of LibertyView at any time during the term of the loan at a price of $11.025 per Ordinary Share.

On July 18, 2012 the Company and LibertyView agreed to modify the convertible debt agreement such that the Company would pay $270 of the original debt of $480 that was due in August 2013, in twelve equal monthly installments starting in July 2012, The Company paid all installments and since LibertyView did not convert the balance of the original debt or any portion of it to Ordinary Shares prior to payment of the last installment, then upon the payment of the final installment in June 2013, an amount of $210, which was the remaining outstanding balance of the original debt of $480, was forgiven and ceased to be outstanding, and the entirety of original debt was considered indefeasibly paid for all intents and purposes.

The Company repaid $ 135 per year under this arrangement during each of 2013 and 2012.